UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): July 24, 2007
TELULAR CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-23212 (Commission File Number)	36-3885440 (I.R.S. Employer Identification Number)

311 South Wacker Drive, Suite 4300, Chicago, Illinois (Address of Principal Executive Offices)		60606-6622 (Zip Code)
(312) 379-8397
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.Results of Operations and Financial Condition
Item 5.02.Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01.Financial Statements and Exhibits
SIGNATURES
Exhibit Index to Current Report on Form 8-K
Press Release
Text of Transcript

Item 2.02.      Results of Operations and Financial Condition.
     On July 24, 2007, Telular Corporation (Telular) issued a press release reporting its fiscal year 2007 third quarter results. A copy of the press release is being furnished, not filed, as exhibit 99.1 to this Current Report on Form 8-K.
     On July 24, 2007, Telular held a conference call with investors to discuss Telular’s earnings and results of operations for the third quarter and nine months ended June 30, 2007. Transcript of the conference call is furnished as Exhibit 99.2 to this Current Report on Form 8-K.
Item 5.02.      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
          On July 27, 2007, Telular Corporation announced that Jeffrey L. Herrmann has resigned from his positions as executive vice president and chief operating officer. Mr. Herrmann’s resignation will be effective August 3, 2007. Mr. Herrmann will depart the Company after an extended period of service in order to pursue other interests
Item 9.01.      Financial Statements and Exhibits.
     (c) Exhibits

Exhibit
Number	Description

99.1	Press Release dated July 24, 2007, providing financial update of Telular Corporation for the third quarter ended June 30, 2007.

99.2	Transcript of the July 24, 2007 Earnings Conference Call.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
     Date: July 27, 2007

TELULAR CORPORATION
/s/ Joseph Beatty
Joseph Beatty
Chief Financial Officer

TELULAR CORPORATION
Exhibit Index to Current Report on Form 8-K
Dated July 24, 2007

Exhibit
Number	Description

99.1	Press Release dated July 24, 2007, providing financial update of Telular Corporation for the second quarter e Corporation for the third quarter ended June 30, 2007.

99.2	Transcript of the July 24, 2007 Earnings Conference Call.